                                                                      EXHIBIT 23



                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 33-86880, 33-86892, 33-93340, 333-32192, 333-48069,
and 333-48073) of Virbac Corporation of our report dated February 28, 2003 relating to the financial statements and financial statement schedules, which appears in this Annual Report on Form 10-K.






/s/ PricewaterhouseCoopers LLP

Fort Worth, Texas
March 13, 2003